FOR IMMEDIATE RELEASE

CONTACT:	DAVID J. BRYANT
CHIEF FINANCIAL OFFICER
RESOURCE CAPITAL CORP.
717 Fifth Avenue
New York, NY 10022
212-621-3210

RESOURCE CAPITAL CORP.
REPORTS RESULTS FOR
THREE MONTHS ENDED MARCH 31, 2018
AND ANNOUNCES NAME CHANGE

New York, NY, May 3, 2018 - Resource Capital Corp. (NYSE: RSO) ("RSO" or the "Company") reports results for the three months ended March 31, 2018.
Significant Items and Highlights

•	GAAP net loss allocable to common shares of $(0.40) per share-diluted for the three months ended March 31, 2018.

•
Core Earnings were $(0.28) per common share-diluted, and were $0.03 per common share-diluted when adjusted for the non-recurring charges relating to the redemption of the Company's 8.25% Series B Cumulative Redeemable Preferred Stock ("Series B Preferred Stock") and the pending settlement of a securities litigation (see Schedule I).

•	Effective at 5:00 p.m. (EDT) on May 25, 2018, RSO will change its name to "Exantas Capital Corp."

•
RSO's board of directors anticipates that it will declare a cash dividend of $0.10 per share on its common stock for the second quarter of 2018, which is a 100% increase over the first quarter of 2018 amount.

•
RSO has monetized $400.6 million of the investments that were included in management's previously communicated strategic plan (the "Plan") (see Schedule III). This includes $13.9 million of assets liquidated during the three months ended March 31, 2018 and $22.7 million of assets liquidated in April and May 2018.

•	RSO originated $146.3 million of new commercial real estate ("CRE") loans during the three months ended March 31, 2018 (see Schedule IV).

•	In April 2018, RSO entered into an additional CRE term financing facility, increasing its borrowing capacity to $900.0 million from $650.0 million.

•	RSO redeemed all of its outstanding 8.50% Series A Cumulative Redeemable Preferred Stock ("Series A Preferred Stock") and Series B Preferred Stock.

•	Common stock cash dividend of $0.05 per share for the three months ended March 31, 2018.

•	Book value of $13.92 per common share at March 31, 2018, as compared to $14.46 per common share at December 31, 2017.
Three Months Ended March 31, 2018 Results

•
GAAP net loss allocable to common shares of $12.6 million, or $(0.40) per share-diluted, for the three months ended March 31, 2018 as compared to GAAP net income allocable to common shares of $2.7 million, or $0.09 per share-diluted, for the three months ended March 31, 2017. GAAP net loss allocable to common shares for the three months ended March 31, 2018 includes a $4.5 million decline in the fair value of an asset held for sale based on independent appraisals.

•
Core Earnings were $(8.6) million, or $(0.28) per common share-diluted, for the three months ended March 31, 2018, and were $1.0 million, or $0.03 per common share-diluted, when adjusted for the non-recurring charges relating to the redemption of the Company's Series B Preferred Stock and the pending settlement of a securities litigation.

•
GAAP net loss allocable to common shares and Core Earnings for the three months ended March 31, 2018 include a charge of $7.5 million, or $(0.24) per share-diluted, related to the March 2018 redemption of all remaining outstanding shares of the Company's Series B Preferred Stock. The redemption charge represents the difference between the carrying value and the redemption price of the redeemed Series B Preferred Stock. Core Earnings for the three months ended March 31, 2018 additionally include a charge of $2.2 million, or $(0.07) per common share-diluted, related to the pending settlement of a securities litigation.

Additional Items
Commercial Real Estate

•	Substantially all of RSO's $1.4 billion CRE loan portfolio comprised floating rate senior whole loans at March 31, 2018.

•	RSO's CRE floating rate whole loan portfolio had a weighted average spread of 4.65% over the one-month London Interbank Offered Rate ("LIBOR") of 1.88% at March 31, 2018.
The following table summarizes RSO's CRE loan activities and fundings of previous commitments, at par, for the three and twelve months ended March 31, 2018 (in millions, except percentages and amounts in footnotes):

	Three Months Ended March 31, 2018	Twelve Months Ended March 31, 2018
New CRE loan commitments	$127.1	$598.5
New CRE preferred equity investment	19.2	19.2
Total CRE loan commitments and investments	146.3	617.7
Payoffs and paydowns (1)(2)	(51.5)	(500.3)
Previous commitments funded	10.5	35.8
New unfunded loan commitments	(13.6)	(70.1)
Net CRE loans funded	$91.7	$83.1

Weighted average one-month LIBOR floor on new originations (3)	1.37%	1.13%
Weighted average spread above one-month LIBOR (3)	3.94%	4.28%
Weighted average unlevered yield, including amortization of origination fees	5.79%	5.76%

(1)	CRE loan payoffs and extensions resulted in $370,000 and $1.2 million of exit and extension fees during the three and twelve months ended March 31, 2018, respectively.

(2)	Activity does not include legacy CRE loans classified as assets held for sale.

(3)	Applicable to new CRE whole loans funded, excluding one CRE whole loan with an 8.00% fixed interest rate.
Commercial Mortgage-Backed Securities
RSO's commercial mortgage-backed securities ("CMBS") portfolio had a carrying value of $250.7 million and a weighted average coupon of 4.36% at March 31, 2018.
The following table summarizes RSO's CMBS activities, at face value, for the three and twelve months ended March 31, 2018 (in millions, except percentages):

	Three Months Ended March 31, 2018	Twelve Months Ended March 31, 2018
CMBS acquisitions	$44.3	$256.2
Sales	—	(7.4)
Principal paydowns	(3.4)	(50.5)
CMBS acquisitions, net	$40.9	$198.3

Weighted average coupon at March 31, 2018	3.88%	4.14%
Commercial Real Estate Loans Term Facility

•
In April 2018, RSO entered into a $250.0 million master repurchase agreement with Barclays Bank PLC to finance CRE loan originations. The facility matures in April 2021, subject to certain one-year extension options. This facility increases RSO's financing capacity to $900.0 million from $650.0 million.

Discontinued Operations

•
Pursuant to the Plan, the assets and liabilities of Primary Capital Mortgage, LLC ("PCM") and RSO's middle market lending segment, NEW NP, LLC, were reclassified to held for sale during the fourth quarter of 2016 and are reported as discontinued operations on the consolidated statements of operations.

•
In the first quarter of 2018, PCM sold its remaining loans held for sale generating total cash proceeds of $1.9 million. PCM recognized a net loss of $539,000 for the three months ended March 31, 2018.

•
In the first quarter of 2018, NEW NP, LLC sold its remaining syndicated middle market loans generating total proceeds of $27.6 million, of which $12.7 million had been received in cash as of March 31, 2018 and the balance was received in May 2018.

•
At March 31, 2018, the one remaining directly originated middle market loan, with a carrying value of $2.0 million, was in default. The middle market portfolio generated net income of $819,000 for the three months ended March 31, 2018, including a $216,000 net realized gain on the syndicated middle market loan sales.

Liquidity

•	At April 30, 2018, RSO's available liquidity consisted of three primary sources:

•	unrestricted cash and cash equivalents of $67.1 million;

•	approximately $87.0 million of available liquidity from the financing of unlevered CRE and CMBS positions; and

•	$396.2 million available under three term financing facilities to finance CRE loans.
Common Stock Book Value and Total Stockholders' Equity
The following table reconciles RSO's common stock book value from December 31, 2017 to March 31, 2018 (in thousands, except per share data and amounts in footnotes):

	Total Amount	Per Share Amount
Common stock book value at December 31, 2017 (1)	$447,634	$14.46
Net loss allocable to common shares	(12,582)	(0.40)
Change in other comprehensive income:
Available-for-sale securities	(1,292)	(0.04)
Derivatives	1,149	0.03
Common stock dividends	(1,560)	(0.05)
Common stock dividends on unvested shares	(23)	—
Accretion (dilution) from additional shares outstanding at March 31, 2018 (2)	898	(0.08)
Total net decrease	(13,410)	(0.54)
Common stock book value at March 31, 2018 (1)(3)	$434,224	$13.92

(1)
Per share calculations exclude unvested restricted stock, as disclosed on the consolidated balance sheets, of 465,808 and 483,073 shares at March 31, 2018 and December 31, 2017, respectively. The denominators for the calculations are 31,184,609 and 30,946,819 at March 31, 2018 and December 31, 2017, respectively.

(2)	Per share amount calculation includes the impact of 237,790 additional shares.

(3)	Common stock book value is calculated as total stockholders' equity of $550.2 million less preferred stock equity of $116.0 million at March 31, 2018.
Common stock book value includes $13.4 million of unamortized discount resulting from the value of the conversion option on RSO's convertible senior notes. The convertible senior notes' discounts will be amortized into interest expense over the remaining life of each note issuance. At March 31, 2018, common stock book value excluding this item would have been $420.9 million, or $13.50 per common share.
Total stockholders' equity at March 31, 2018, which measures equity before accounting for non-controlling interests, was $550.2 million, of which $116.0 million was attributable to preferred stock. Total stockholders' equity at December 31, 2017 was $671.5 million, of which $223.8 million was attributable to preferred stock.

Preferred Stock Redemptions

•
In the first quarter of 2018, RSO redeemed all of its outstanding Series A Preferred Stock and Series B Preferred Stock for $166.8 million. These redemptions eliminated approximately $13.7 million of preferred stock dividends on an annual basis, or $0.44 per common share.

Corporate Name Change

•
Effective at 5:00 p.m. (EDT) on May 25, 2018, RSO will change its name to "Exantas Capital Corp." The Company's common stock and 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock ("preferred stock") will continue to be listed on the NYSE, and the Company anticipates that on May 29, 2018 its common stock will begin trading under the symbol "XAN" and its preferred stock will begin trading under the symbol "XAN PrC." The new CUSIP number for the Company's common stock following the name change will be 30068N105, and the new CUSIP number for its preferred stock will be 30068N402.

Investment Portfolio
The following table summarizes the amortized cost and net carrying amount of RSO's investment portfolio at March 31, 2018, classified by asset type (in thousands, except percentages and amounts in footnotes):

At March 31, 2018	Amortized Cost	Net Carrying Amount	Percent of Portfolio	Weighted Average Coupon
Core Assets:
CRE whole loans (1)(2)	$1,362,520	$1,357,991	80.23%	6.34%
CRE preferred equity investment (2)	19,008	19,008	1.12%	11.50%
CMBS (3)	251,343	250,746	14.81%	4.36%
Total Core Assets	1,632,871	1,627,745	96.16%

Non-Core Assets:
Structured notes (4)	1,218	164	0.01%	N/A (10)
Investments in unconsolidated entities (5)	4,891	4,891	0.29%	N/A (10)
Direct financing leases (6)	824	89	0.01%	5.66%
Legacy CRE loans held for sale (7)(8)	63,882	57,341	3.39%	1.71%
Middle market loan held for sale (7)(9)	13,837	1,978	0.12%	—%
Life settlement contracts (7)	177	177	0.01%	N/A (10)
Property available-for-sale (7)	117	117	0.01%	N/A (10)
Total Non-Core Assets	84,946	64,757	3.84%

Total investment portfolio	$1,717,817	$1,692,502	100.00%

(1)	Net carrying amount includes an allowance for loan losses of $4.5 million at March 31, 2018.

(2)	Classified as CRE loans on the consolidated balance sheets.

(3)	Classified as investment securities available-for-sale on the consolidated balance sheets.

(4)	Classified as investment securities, trading on the consolidated balance sheets.

(5)	Classified as investments in unconsolidated entities on the consolidated balance sheets.

(6)	Net carrying amount includes an allowance for lease losses of $735,000 at March 31, 2018.

(7)	Classified as assets held for sale on the consolidated balance sheets.

(8)	Net carrying amount includes a lower of cost or market value adjustment of $6.5 million at March 31, 2018.

(9)	Net carrying amount includes the lower of cost or market value adjustment of $11.9 million at March 31, 2018.

(10)	There are no stated rates associated with these investments.

Supplemental Information
The following schedules of reconciliations and supplemental information at March 31, 2018 are included at the end of this release:

•	Schedule I - Reconciliation of GAAP Net Income (Loss) to Core Earnings;

•	Schedule II - Summary of Securitization Performance Statistics;

•	Schedule III - Strategic Plan Update;

•	Schedule IV - CRE Loan Activities; and

•	Schedule V - Supplemental Information.
About Resource Capital Corp.
Resource Capital Corp. is a real estate investment trust that is primarily focused on originating, holding and managing commercial mortgage loans and commercial real estate-related debt investments.
The Company is externally managed by Resource Capital Manager, Inc. (the "Manager"), which is an indirect wholly-owned subsidiary of C-III Capital Partners LLC, a leading commercial real estate investment management and services company engaged in a broad range of activities.
For more information, please visit RSO's website at www.resourcecapitalcorp.com or contact investor relations at IR@resourcecapitalcorp.com.
Safe Harbor Statement
Statements made in this release may include forward-looking statements, which involve substantial risks and uncertainties. RSO's actual results, performance or achievements could differ materially from those expressed or implied in this release. The risks and uncertainties associated with forward-looking statements contained in this release include those related to:

•	fluctuations in interest rates and related hedging activities;

•	the availability of debt and equity capital to acquire and finance investments;

•	defaults or bankruptcies by borrowers on RSO's loans or on loans underlying its investments;

•	adverse market trends that have affected and may continue to affect the value of real estate and other assets underlying RSO's investments;

•	increases in financing or administrative costs; and

•	general business and economic conditions that have impaired and may continue to impair the credit quality of borrowers and RSO's ability to originate loans.
For further information concerning these and other risks pertaining to the forward-looking statements contained in this release, and to the general risks to which RSO is subject, see Item 1A, "Risk Factors," included in its Annual Report on Form 10-K for the year ended December 31, 2017 and the risks expressed in its other public filings with the Securities and Exchange Commission.
RSO cautions you not to place undue reliance on any forward-looking statements contained in this release, which speak only as of the date of this release. All subsequent written and oral forward-looking statements attributable to RSO or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this release. Except to the extent required by applicable law or regulation, RSO undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.
Furthermore, certain non-GAAP financial measures are discussed in this release. RSO's presentation of this information is not intended to be considered in isolation of or as a substitute for the financial information presented in accordance with GAAP. Reconciliations of these non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP are set forth in Schedule I of this release and can be accessed through RSO's filings with the SEC at www.sec.gov.
The remainder of this release contains RSO's unaudited (2018) and audited (2017) consolidated balance sheets, unaudited consolidated statements of operations, a reconciliation of GAAP net income (loss) to Core Earnings, a summary of securitization performance statistics, an update on RSO's strategic plan, a summary of RSO's CRE loan activities and supplemental information regarding RSO's CRE loan portfolio and loans held for sale.

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2018	December 31, 2017
	(unaudited)
ASSETS (1)
Cash and cash equivalents	$61,500	$181,490
Restricted cash	546	22,874
Accrued interest receivable	6,945	6,859
CRE loans, net of allowances of $4,529 and $5,328	1,376,999	1,284,822
Investment securities available-for-sale	250,746	211,737
Investment securities, trading	164	178
Loans held for sale	—	13
Principal paydowns receivable	20	76,129
Investments in unconsolidated entities	6,439	12,051
Derivatives, at fair value	1,751	602
Direct financing leases, net of allowances of $735 and $735	89	151
Other assets	6,981	7,451
Assets held for sale (amounts include $57,341 and $61,841 of legacy CRE loans held for sale in continuing operations)	77,621	107,718
Total assets	$1,789,801	$1,912,075
LIABILITIES (2)
Accounts payable and other liabilities	$6,654	$5,153
Management fee payable	938	1,035
Accrued interest payable	3,244	4,387
Borrowings	1,222,386	1,163,485
Distributions payable	3,308	5,581
Preferred stock redemption liability	—	50,000
Derivatives, at fair value	—	76
Accrued tax liability	209	540
Liabilities held for sale	2,883	10,342
Total liabilities	1,239,622	1,240,599
STOCKHOLDERS' EQUITY
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.25% Series B Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 0 and 4,613,596 shares issued and outstanding	—	5
Preferred stock, par value $0.001: 10,000,000 shares authorized 8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share; 4,800,000 and 4,800,000 shares issued and outstanding	5	5
Common stock, par value $0.001: 125,000,000 shares authorized; 31,650,417 and 31,429,892 shares issued and outstanding (including 465,808 and 483,073 unvested restricted shares)	32	31
Additional paid-in capital	1,080,927	1,187,911
Accumulated other comprehensive income	1,154	1,297
Distributions in excess of earnings	(531,939)	(517,773)
Total stockholders' equity	550,179	671,476
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,789,801	$1,912,075

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - (Continued)
(in thousands, except share and per share data)

	March 31, 2018	December 31, 2017
	(unaudited)
(1) Assets of consolidated variable interest entities ("VIEs") included in total assets above:
Restricted cash	$513	$20,846
Accrued interest receivable	2,728	3,347
CRE loans, pledged as collateral and net of allowances of $844 and $1,330	571,640	603,110
Loans held for sale	—	13
Principal paydowns receivable	20	72,207
Other assets	188	73
Total assets of consolidated VIEs	$575,089	$699,596

(2) Liabilities of consolidated VIEs included in total liabilities above:
Accounts payable and other liabilities	$65	$96
Accrued interest payable	412	592
Borrowings	298,970	416,655
Total liabilities of consolidated VIEs	$299,447	$417,343

RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)

	For the Three Months Ended
	March 31,
	2018	2017
	(unaudited)	(unaudited)
REVENUES
Interest income:
CRE loans	$22,383	$21,533
Securities	3,456	2,308
Other	118	1,630
Total interest income	25,957	25,471
Interest expense	14,384	14,254
Net interest income	11,573	11,217
Other (expense) revenue	(95)	928
Total revenues	11,478	12,145
OPERATING EXPENSES
Management fees	2,813	2,680
Equity compensation	967	788
General and administrative	3,060	3,863
Depreciation and amortization	13	68
Impairment losses	—	177
(Recovery of) provision for loan and lease losses, net	(799)	999
Total operating expenses	6,054	8,575

	5,424	3,570
OTHER INCOME (EXPENSE)
Equity in (losses) earnings of unconsolidated entities	(292)	361
Net realized and unrealized (loss) gain on investment securities available-for-sale and loans and derivatives	(642)	7,606
Net realized and unrealized loss on investment securities, trading	(5)	(911)
Fair value adjustments on financial assets held for sale	(4,665)	(21)
Other income	11	68
Total other (expense) income	(5,593)	7,103

(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	(169)	10,673
Income tax benefit (expense)	32	(1,499)
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	(137)	9,174
NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX	247	(561)
NET INCOME	110	8,613
Net income allocated to preferred shares	(5,210)	(6,014)
Consideration paid in excess of carrying value of preferred shares	(7,482)	—
Net loss allocable to non-controlling interest, net of taxes	—	101
NET (LOSS) INCOME ALLOCABLE TO COMMON SHARES	$(12,582)	$2,700
NET (LOSS) INCOME PER COMMON SHARE - BASIC:
CONTINUING OPERATIONS	$(0.41)	$0.11
DISCONTINUED OPERATIONS	$0.01	$(0.02)
TOTAL NET (LOSS) INCOME PER COMMON SHARE - BASIC	$(0.40)	$0.09
NET (LOSS) INCOME PER COMMON SHARE - DILUTED:
CONTINUING OPERATIONS	$(0.41)	$0.11
DISCONTINUED OPERATIONS	$0.01	$(0.02)
TOTAL NET (LOSS) INCOME PER COMMON SHARE - DILUTED	$(0.40)	$0.09
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC	31,111,315	30,752,006
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED	31,111,315	30,914,148

SCHEDULE I
RESOURCE CAPITAL CORP. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME (LOSS) TO CORE EARNINGS
(unaudited)
RSO uses Core Earnings as a non-GAAP financial measure to evaluate its operating performance. RSO previously used Adjusted Funds from Operations as a non-GAAP measure of operating performance.
Core Earnings exclude the effects of certain transactions and GAAP adjustments that RSO believes are not indicative of its current CRE loan portfolio and other CRE-related investments and operations. Core Earnings exclude income (loss) from all non-core assets, such as commercial finance, middle market lending, residential mortgage lending, certain legacy CRE loans and other non-CRE assets designated as assets held for sale at the initial measurement date.(1)
Core Earnings, for reporting purposes, is defined as GAAP net income (loss) allocable to common shareholders, excluding (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) net income or loss from a limited partnership interest owned at the initial measurement date, (vii) net income or loss from non-core assets,(2)(3) (viii) real estate depreciation and amortization, (ix) foreign currency gains or losses and (x) income or loss from discontinued operations. Core Earnings may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items.
Although pursuant to the Third Amended and Restated Management Agreement RSO calculates incentive compensation using Core Earnings excluding incentive fees payable to the Manager, beginning with the three months and year ended December 31, 2017 RSO includes incentive fees payable to the Manager in Core Earnings for reporting purposes.
Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or as a measure of liquidity under GAAP. RSO's methodology for calculating Core Earnings may differ from methodologies used by other companies to calculate similar supplemental performance measures, and, accordingly, its reported Core Earnings may not be comparable to similar performance measures used by other companies.

The following table provides a reconciliation from GAAP net (loss) income allocable to common shares to Core Earnings allocable to common shares for the periods presented (in thousands, except per share data):

	For the Three Months Ended
	March 31,
	2018	2017
Net (loss) income allocable to common shares - GAAP	$(12,582)	$2,700
Adjustment for realized gain on CRE assets	—	—
Net (loss) income allocable to common shares - GAAP, adjusted	(12,582)	2,700

Reconciling items from continuing operations:
Non-cash equity compensation expense	967	788
Non-cash (recovery of) provision for CRE loan losses	(799)	860
Realized loss on core activities (4)	(2,167)	—
Non-cash amortization of discounts or premiums associated with borrowings	778	414
Net income from limited partnership interest owned at the initial measurement date (1)	—	(358)
Income tax (benefit) expense from non-core investments (2)(3)	(32)	1,499
Net realized loss on non-core assets (2)(3)	215	—
Net loss (income) from non-core assets (3)	397	(1,429)

Reconciling items from discontinued operations and CRE assets:
Net interest income on legacy CRE loans held for sale	(322)	(1,324)
Realized gain on liquidation of CRE loans	—	(6,954)
Fair value adjustments on legacy CRE loans held for sale	4,672	—
Net loss (income) from other non-CRE investments held for sale	478	(25)
(Income) loss from discontinued operations, net of taxes	(247)	561
Core Earnings allocable to common shares (5)	(8,642)	(3,268)

Reconciling items for nonrecurring activities:
Loss on redemption of Series B Preferred Stock	7,482	—
Realized loss on core activities	2,167	—
Core Earnings allocable to common shares, adjusted	$1,007	$(3,268)

Weighted average common shares - diluted	31,111	30,752

Core Earnings per common share - diluted (5)	$(0.28)	$(0.11)
Core Earnings per common share, adjusted - diluted	$0.03	$(0.11)

(1)	Initial measurement date is December 31, 2016.

(2)	Income tax expense from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.

(3)
Non-core assets are investments and securities owned by RSO at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE loans designated as held for sale and (v) other non-CRE assets included in assets held for sale.

(4)	Payment of pending settlement of a securities litigation, previously accrued in 2017.

(5)
Core Earnings include a non-recurring charge of $7.5 million, or $(0.24) per common share-diluted, for the three months ended March 31, 2018 in connection with the redemption of the remaining Series B Preferred Stock.

RSO has five operating segments: commercial real estate debt investments; commercial finance; middle market lending; residential mortgage lending; and corporate & other. The commercial real estate debt investments operating segment includes our activities and operations related to commercial real estate loans and commercial real estate-related securities. The commercial finance operating segment includes the activities and operations related to syndicated corporate loans, syndicated corporate loan-related securities and direct financing leases. The middle market lending operating segment includes the activities and operations related to the origination and purchase of middle market corporate loans. The residential mortgage lending operating segment includes the activities and operations related to originating and servicing residential mortgage loans and investments in residential mortgage-backed securities. The corporate & other segment includes corporate level interest income, interest expense, inter-segment eliminations not allocable to any particular operating segment and general and administrative expense.
As part of the plan to exit non-CRE businesses, the entire middle market lending and substantially all of the residential mortgage lending segments are reported as discontinued operations. The following table presents a reconciliation of GAAP net income (loss) allocable to common shares to Core Earnings allocable to common shares for the three months ended March 31, 2018 presented by operating segment (in thousands, except per share data):

	Commercial Real Estate Debt Investments	Corporate & Other	Core Subtotal	Commercial Finance	Middle Market Lending	Residential Mortgage Lending	Total
Net income (loss) allocable to common shares - GAAP	$12,302	$(24,366)	$(12,064)	$(470)	$819	$(867)	$(12,582)

Reconciling items from continuing operations:
Non-cash equity compensation expense	—	967	967	—	—	—	967
Non-cash recovery of CRE loan losses	(799)	—	(799)	—	—	—	(799)
Realized loss on core activities (4)	—	(2,167)	(2,167)	—	—	—	(2,167)
Non-cash amortization of discounts or premiums associated with borrowings	—	778	778	—	—	—	778
Income tax benefit from non-core investments (2)(3)	—	—	—	(32)	—	—	(32)
Net realized loss on non-core assets (2)(3)	—	—	—	215	—	—	215
Net loss from non-core assets (3)	—	—	—	286	—	111	397

Reclassification of allocated expenses to non-CRE activities	—	(185)	(185)	1	—	184	—

Reconciling items from discontinued operations and CRE assets:
Net interest income on legacy CRE loans held for sale	(322)	—	(322)	—	—	—	(322)
Fair value adjustments on legacy CRE loans held for sale	4,672	—	4,672	—	—	—	4,672
Net loss from other non-CRE investments held for sale	—	478	478	—	—	—	478
(Income) loss from discontinued operations, net of taxes	—	—	—	—	(819)	572	(247)
Core Earnings allocable to common shares (5)	15,853	(24,495)	(8,642)	—	—	—	(8,642)

Reconciling items for nonrecurring activities:
Loss on redemption of Series B Preferred Stock	—	7,482	7,482	—	—	—	7,482
Realized loss on core activities	—	2,167	2,167	—	—	—	2,167
Core Earnings allocable to common shares, adjusted	$15,853	$(14,846)	$1,007	$—	$—	$—	$1,007

Weighted average common shares - diluted	31,111	31,111	31,111	31,111	31,111	31,111	31,111

Core Earnings per common share - diluted (5)	$0.51	$(0.79)	$(0.28)	$—	$—	$—	$(0.28)
Core Earnings per common share, adjusted - diluted	$0.51	$(0.48)	$0.03	$—	$—	$—	$0.03

(1)	Initial measurement date is December 31, 2016.

(2)	Income tax expense from non-core investments and net realized gain on non-core assets are components of net income or loss from non-core assets.

(3)
Non-core assets are investments and securities owned by RSO at the initial measurement date in (i) commercial finance, (ii) middle market lending, (iii) residential mortgage lending, (iv) legacy CRE loans designated as held for sale and (v) other non-CRE assets included in assets held for sale.

(4)	Payment of pending settlement of a securities litigation, previously accrued in 2017.

(5)
Core Earnings include a non-recurring charge of $7.5 million, or $(0.24) per common share-diluted, for the three months ended March 31, 2018 in connection with the redemption of the remaining Series B Preferred Stock.

SCHEDULE II
RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUMMARY OF SECURITIZATION PERFORMANCE STATISTICS
(unaudited)
Distributions, Coverage Tests and Liquidations
The following table sets forth the distributions made by and coverage test summaries for RSO's active securitizations for the periods presented (in thousands):

Name	Cash Distributions		Overcollateralization Cushion (1)		End of Designated Principal Reinvestment Period
	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017	At March 31, 2018	At the Initial Measurement Date
RCC 2015-CRE3 (2)	$1,428	$8,672	$61,469	$20,313	February 2017
RCC 2015-CRE4 (2)	$1,887	$8,554	$72,184	$9,397	September 2017
RCC 2017-CRE5 (2)	$10,601	$6,643	$19,655	$20,727	July 2020
Apidos Cinco CDO (3)	$—	$2,056	N/A	$17,774	N/A

(1)	Overcollateralization cushion represents the amount by which the collateral held by the securitization issuer exceeds the maximum amount required.

(2)
The designated principal reinvestment period for Resource Capital Corp. 2015-CRE3, Resource Capital Corp. 2015-CRE4 and Resource Capital Corp. 2017-CRE5 is the period in which principal repayments can be utilized to purchase loans held outside of the respective securitization that represent the funded commitments of existing collateral in the respective securitization that were not funded as of the date the respective securitization was closed. Additionally, the indenture for each securitization does not contain any interest coverage test provisions.

(3)	Apidos Cinco CDO was substantially liquidated in November 2016.
The following table sets forth the distributions made by and liquidation details for RSO's liquidated securitizations for the periods presented (in thousands):

Name	Cash Distributions		Liquidation Details
	For the Three Months Ended March 31, 2018	For the Year Ended December 31, 2017	Liquidation Date	Remaining Assets at the Liquidation Date (1)

RCC 2014-CRE2 (2)	$—	$33,050	August 2017	$92,980

(1)	The remaining assets at the liquidation date were measured at fair value and returned to RSO in exchange for its preference share and equity notes in the securitization.

(2)	Cash distributions for the year ended December 31, 2017 include preference share and equity notes distributions at liquidation of $25.6 million for Resource Capital Corp. 2014-CRE2.

SCHEDULE III
RESOURCE CAPITAL CORP. AND SUBSIDIARIES
STRATEGIC PLAN UPDATE
(unaudited)
In November 2016, RSO's board of directors approved the Plan, pursuant to which RSO is primarily focused on making CRE debt investments. The Plan includes disposing of certain non-core businesses and investments and underperforming legacy CRE loans ("Identified Assets"), as well as maintaining a dividend policy based on sustainable earnings. As part of the Plan, certain Identified Assets were reclassified as discontinued operations and/or assets held for sale during the fourth quarter of 2016. The following table delineates these disposable investments by business segment and details the current net book value of the businesses and investments included in the Plan (in millions, except amounts in footnotes):

	Identified Assets at Plan Inception	Impairments/Adjustments on Non-Monetized Assets (1)(2)	Impairments/Adjustments on Monetized Assets (1)	Monetized through March 31, 2018 (3)	Net Book Value at March 31, 2018 (3)
Discontinued operations and assets held for sale:
Legacy CRE loans (4)	$194.7	$(18.3)	$(11.7)	$(107.4)	$57.3
Middle market loans	73.8	(17.0)	(0.8)	(54.0)	2.0
Residential mortgage lending segment (5)	56.6	(1.7)	(9.6)	(43.7)	1.6
Other assets held for sale	5.9	—	3.9	(8.9)	0.9
Subtotal - discontinued operations and assets held for sale	$331.0	$(37.0)	$(18.2)	$(214.0)	$61.8
Investments in unconsolidated entities	86.6	—	38.3	(124.3)	0.6
Commercial finance assets	62.5	—	—	(62.3)	0.2
Total	$480.1	$(37.0)	$20.1	$(400.6)	$62.6

(1)	Reflects adjustments as a result of the designation as assets held for sale or discontinued operations, which occurred during the third and fourth quarters of 2016 except as noted in (2) below.

(2)	The impairment adjustment to middle market loans includes $5.4 million of fair value adjustments that occurred prior to the inception of the Plan.

(3)
Residential mortgage lending segment and investments in unconsolidated entities include pro forma adjustments of $3.6 million and $4.3 million, respectively, for proceeds received in April 2018. Middle market loans include pro forma adjustments of $14.8 million for proceeds received in May 2018.

(4)
Legacy CRE loans includes $118.2 million par value of loans at the inception of the Plan that were not reflected on the consolidated balance sheets until RSO's investment in Resource Real Estate Funding CDO 2007-1 was liquidated in November 2016.

(5)	Includes $1.9 million of cash and cash equivalents not classified as assets held for sale in the residential mortgage lending segment at March 31, 2018.

SCHEDULE IV
RESOURCE CAPITAL CORP. AND SUBSIDIARIES
CRE LOAN ACTIVITIES
(unaudited)
The following table summarizes RSO's CRE loan activities and fundings of previous commitments, at par, for the periods then ended (in millions):

	For the Three Months Ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016
New CRE loan commitments	$127.1	$229.0	$157.7	$84.7	$128.9	$50.6	$86.5	$10.5
New CRE preferred equity investment	19.2	—	—	—	—	—	—	—
Total CRE loan commitments and investments	146.3	229.0	157.7	84.7	128.9	50.6	86.5	10.5
Payoffs and paydowns (1)	(51.5)	(185.7)	(129.5)	(133.6)	(110.7)	(69.1)	(155.9)	(107.2)
Previous commitments funded	10.5	4.0	8.0	13.3	6.3	12.9	15.4	21.7
New unfunded loan commitments	(13.6)	(24.6)	(23.0)	(8.9)	(14.9)	(3.5)	(6.7)	(3.3)
Net CRE loans funded	$91.7	$22.7	$13.2	$(44.5)	$9.6	$(9.1)	$(60.7)	$(78.3)

(1)	Activity does not include legacy CRE loans classified as assets held for sale.

SCHEDULE V
RESOURCE CAPITAL CORP. AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
Loan Investment Statistics
The following table presents information on RSO's allowances for loan losses and its loans held for sale portfolio at the dates indicated (amounts in thousands, percentages based on amortized cost):

	March 31, 2018	December 31, 2017
Allowance for loan losses:	(unaudited)
Specific allowance:
CRE whole loans	$2,500	$2,500
Total specific allowance	2,500	2,500

General allowance:
CRE whole loans	2,029	2,828
Total general allowance	2,029	2,828
Total allowance for loans	$4,529	$5,328
Allowance as a percentage of total loans	0.3%	0.4%

Loans held for sale:
Syndicated corporate loans (1)	$—	$13
Total loans held for sale	$—	$13

(1)	The fair value option was elected for syndicated corporate loans held for sale.

The following table presents unaudited CRE loan portfolio statistics at March 31, 2018, excluding legacy CRE loans classified as assets held for sale (percentages based on carrying value at March 31, 2018):

Loan type:
Whole loans	98.6%
Preferred equity investment	1.4%
Total	100.0%

Collateral type:
Multifamily	48.6%
Office	20.2%
Retail	18.3%
Hotel	8.6%
Manufactured Housing	2.0%
Industrial	1.4%
Self-Storage	0.9%
Total	100.0%

Collateral by NCREIF U.S. region:
Southwest (1)	28.3%
Pacific (2)	24.5%
Mountain (3)	12.7%
Southeast (4)	10.8%
Northeast (5)	9.0%
Mid Atlantic (6)	8.8%
East North Central	5.1%
West North Central	0.8%
Total	100.0%

(1)	CRE loans in Texas represent 26.2% of the total loan portfolio.

(2)	CRE loans in Southern and Northern California represent 14.3% and 7.8%, respectively, of the total loan portfolio.

(3)	CRE loans in Arizona represent 5.4% of the total loan portfolio.

(4)	CRE loans in Florida represent 8.1% of the total loan portfolio.

(5)	CRE loans in Pennsylvania represent 5.2% of the total loan portfolio.

(6)	CRE loans in North Carolina represent 5.8% of the total loan portfolio.